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                                                                   EXHIBIT 10.25


                                                     INTEROFFICE COMMUNICATION
[AETNA LOGO]

                                                     MARY ANN CHAMPLIN
                                                     Senior Vice President
                                                     Aetna Human Resources, RC3A
                                                     (860) 273-8371
                                                     Fax: (860) 560-8721


To        Frolly M. Boyd

Date      June 7, 1996

Subject   Employment Agreement

This memorandum is to confirm that with respect to the employment agreement between you and Aetna dated as of May 7, 1996, Aetna hereby agrees to extend the 60 day written notice requirement set forth in Section 6(d), "Termination for Good Reason", until May 7, 1997.

In addition, in the event Aetna terminates your employment under circumstances which call for the payment of Severance Benefits under your employment agreement, you will be eligible to elect into retiree medical and/or retiree dental benefits one time after you reach age 50. Your one-time election must be done prior to age 65 and will be in force on the next January 1 or July 1 for the plans then in effect. No evidence of insurability will be required. You will be required to pay 100% of the monthly medical and/or dental premium each month (i.e., without any contribution of premium by Aetna). If you die before electing coverage, your spouse and eligible dependents may enroll under the same conditions. Please note that Aetna reserves the right to amend or eliminate retiree health and/or retiree dental benefits at anytime.

If the foregoing is acceptable to you, please sign both of the original copies of this agreement in the space indicated below and return one of the signed originals to me.


/s/ Mary Ann Champlin


Agreed to and Accepted:


   /s/ Frolly Boyd                                     6/21/96
----------------------------------         -----------------------------
Frolly M. Boyd